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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2004

                              PARK CITY GROUP, INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


            NEVADA                         0003718                37-1454128
-----------------------------          --------------        -------------------
(State or other jurisdiction             (Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)

                333 Main Street #300
                Park City, UT 84060                        84060
            ----------------------------                ----------
           (Principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (435) 649-2221

                                      N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

We are saddened to have to report the sudden passing of our CFO, Peter Jensen. He died in his sleep Saturday night, August 21, 2004.

In the interim, we have appointed Will Dunlavy, a long-term employee and current senior executive to serve as the Chief Financial Officer.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARK CITY GROUP, INC.
                                            (Registrant)


Date: August 24, 2004                        /s/ Randall K. Fields
                                            ------------------------------------
                                            Randall K. Fields, President and CEO

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